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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Prospectus constituting part of Post-Effective Amendment No. 1 to this registration Statement on Form S-1 (No. 333-50681) of our report dated July 22, 1996, relating to the financial satements of Van de Kamp's and Frozen Desserts Product Lines of Pet Incorporated, which appears in such Prospectus. We also consent to the reference to us under the headings "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP

San Francisco, California
July 10, 1998